UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2025 (December 10, 2025)

AMERICAN INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8787	13-2592361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
 1271 Avenue of the Americas
New York, New York 10020
(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 770-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $2.50 Per Share	AIG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 10, 2025, the Board of Directors (the “Board”) of American International Group, Inc. (the “Company”) amended and restated the Company’s By-Laws (the “By-Laws”) following the Board’s annual review of its organizational documents. The amendments update various provisions to track changes in Delaware law and reflect certain clarifying, ministerial and other changes. Among other items, the amendments: (i) provide that, in addition to the Chair, the whole Board may adopt rules of conduct for shareholder meetings and determine whether proper shareholder notice of a proposed matter to be brought before a meeting has been given; (ii) provide the Board with sole discretion to determine the number of directors on the Board; (iii) provide that only registered stockholders may bring matters before a shareholder meeting; (iv) revise disclosure requirements applicable to shareholder requests to call special meetings and fix record dates for written consents, shareholder notices of a director nominee and director nominees; (v) provide that a shareholder request to call a special meeting will not be honored in certain limited situations, including if: (a) the request is for an improper purpose, (b) the request is submitted in close proximity to an upcoming annual meeting or (c) the request’s purpose is substantially similar to a recent item; (vi) provide that additional time to file a shareholder notice of a director nominee if the number of directors to be elected at an annual meeting is increased by virtue of an increase in the Board’s size will not be provided if the increase in the Board’s size is related to an agreement or understanding between the Company and a third party; and (vii) provide that an election of directors will be considered contested if, as of 21 days prior to the filing of the related definitive proxy statement, the number of director nominees exceeds the number of directors to be elected.

The foregoing summary is qualified in its entirety by reference to the By-Laws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
3.1	American International Group, Inc. By-Laws, as amended and restated on December 10, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.         Description

3.1	American International Group, Inc. By-Laws, as amended and restated on December 10, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL GROUP, INC. (Registrant)

Date: December 15, 2025	By:	/s/ Christina Banthin
		Name:	Christina Banthin
		Title:	Senior Vice President and Corporate Secretary